UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2025

GridAI Technologies Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-37853	46-4993860
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 502
Boca Raton, FL   33431

(Address of Principal Executive Offices)   (Zip Code)

(561) 589-5444

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRDX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 6, 2025, GridAI Technologies Corp. (f/k/a Entero Therapeutics, Inc.), a Delaware corporation (the “Company” or “we”), filed a Current Report on Form 8-K (the “Initial 8-K”) disclosing, amongst other things, the completion of its previously announced share exchange agreement (the “Share Exchange Agreement”) with GridAI Corp, a Nevada corporation (“GridAI”), and the stockholders of all of the issued and outstanding shares of GridAI.

The Company is amending the Initial 8-K to include [certain risk factors related to GridAI’s business and consummation of the transactions contemplated by the Share Exchange Agreement (the “Risk Factors”), an overview of GridAI’s business (the “Business Section”),] historical financial statements of GridAI and the unaudited pro forma combined financial information giving effect to the Share Exchange Agreement as of September 30, 2025.

The pro forma financial information included herein has been presented for informational purposes only. It does not purport to represent the actual results of operations that we and GridAI would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve.

The Business Section and Risk Factors are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2025 and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2025 are filed with this Current Report on Form 8-K/A as Exhibit 99.2 and incorporated herein by reference.

(b) Financial Statements of Businesses Acquired.

The audited financial statements of GridAI from inception to September 30, 2025 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(c) Exhibits.

No.	Description
23.1	Consent of Macias Gini & O’Connell LLP
99.1	Audited Financial Statements of GridAI Corp. as of September 30, 2025
99.2	Unaudited Pro Forma Condensed Combined Balance Sheet. as of September 30, 2025 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the period ended September 30, 2025
99.3	Business Section and Risk Factors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIDAI TECHNOLOGIES CORP.

Date: April 13, 2026	By:	/s/ Jason D. Sawyer
	Name:	Jason D. Sawyer
	Title:	Chief Executive Officer